Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 18, 2000, included in Comstock Resources, Inc.'s Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.




                                                  ARTHUR ANDERSEN LLP




Dallas, Texas,
May 11, 2000


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